UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2007

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NetScout Systems, Inc. (“NetScout” or the “Company”) filed a Current Report on Form 8-K on November 7, 2007, to report its acquisition of Network General Central Corporation (“Network General”). The purpose of this amendment is to provide the financial statements and information required by Item 9.01 of Form 8-K and discloses certain other information.

Item 7.01	Regulation FD Disclosure.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Network General historical financial statements included in this report are indicative of certain historical trends and events.

In its fiscal year 2008, which would have ended January 31, 2008, Network General total revenue began to grow. For several years, including fiscal 2006 and fiscal 2007, the Sniffer Portable products and the Distributed Sniffer products, two significant Network General product lines, had declining revenue. Offsetting the decline of these two older product lines was growth in a new product line, Infinistream, which is designed to compete in the current market environment. In fiscal year 2008 through the quarter ended October 31, 2007, the growth in Infinistream revenue was greater than the decline in revenue of the Sniffer Portable products and the Distributed Sniffer products, causing total revenue to increase over the comparable period of fiscal year 2007. Total revenue grew sequentially and year-over-year in the second fiscal quarter ended July 31, 2007, and that growth continued in the third quarter ended October 31, 2007. It is NetScout’s expectation that the Sniffer Portable and Distributed Sniffer products will not contribute significantly to product revenue in its fiscal 2009 results although there will be significant service revenue from ongoing support of installed products.

In connection with the announcement of the acquisition of Network General on September 20, 2007. NetScout provided guidance that fiscal year 2009 revenue for the combined company was expected to be approximately twice the then current run rate of NetScout’s standalone revenue. The guidance was based on the revenue from these historical financial statements for Network General and that revenue was reduced, in formulating the guidance, because of the expectation that the acquisition will result in a temporary hesitation by customers of Network General as well as sales disruption caused by the integration of the two companies’ sales forces.

In addition, NetScout provided guidance that the acquisition would be accretive to earnings per share in fiscal year 2009 on a non-GAAP basis, excluding certain purchase accounting adjustments, one-time items relating to acquisition and stock-based compensation. That accretion guidance is based on the revenue guidance discussed above and on over $30 million of annualized expense reductions from reduced headcount, marketing programs and facilities in the combined operations of NetScout and Network General. NetScout estimates the majority of that annual run rate reduction has been achieved through actions taken since the closing of the transaction, The remainder is planned for implementation by the beginning of fiscal 2009.

Based on initial fiscal 2009 plans, NetScout expects to achieve profitability and cashflow from combined operations sufficient to exceed the covenants and service requirements of the debt used to finance part of the acquisition of Network General. These initial plans were the basis of the underwriting decisions of the bank group that provided the term and revolving loan facilities in December 2007 which replaced the initial seller financing. Those facilities were significantly oversubscribed.

Forward-looking statements in this report are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Investors are cautioned that statements in this report, which are not strictly historical statements, including the Company’s reference to prior guidance that the FY09 revenue for the combined company will be twice the then current run rate for NetScout, the Company’s belief that it will realize further expense reductions and/or maintain already realized reductions with respect to Network General, the Company’s expectation of maintaining profitability and strong cashflow, and its outlook that combined company performance will be accretive on a non-GAAP basis to NetScout in FY09, constitute forward-looking statements which involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. Risks and uncertainties which could cause actual results to differ include, without limitation, risks and uncertainties associated with the Company’s acquisition of Network General, including the ability to integrate the acquisition successfully, costs associated with the acquisition, the ability to achieve market introduction and acceptance of new products from the acquisition, difficulties in managing geographically dispersed operations and in achieving expected synergies and expense reductions, and other factors relating to acquisitions generally, as well as the Company’s relationships with strategic partners, dependence upon broad-based acceptance of the Company’s network performance management solutions, the Company’s ability to achieve and maintain a high rate of growth, introduction and market acceptance of new products and product enhancements, the ability of the Company to take advantage of service provider opportunities, competitive pricing pressures, reliance on sole source suppliers, successful expansion and management of direct and indirect distribution channels and dependence on proprietary technology, and risks of slowdowns or downturns in economic conditions generally and in the market for network performance management solutions specifically. For a more detailed description of the risk factors associated with the Company, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 on file with the Securities and Exchange Commission. NetScout assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following audited financial statements of Network General are filed herewith as Exhibit 99.2:

I.	Report of Independent Auditors

II.	Consolidated Balance Sheets as of January 31, 2007 and October 31, 2007

III.	Consolidated Statements of Operations for the Years Ended January 31, 2006 and 2007 and the Nine Months Ended October 31, 2007

IV.	Consolidated Statements of Cumulative Preferred Stock and Stockholders’ Equity (Deficit) for the Year Ended January 31, 2007 and the Nine Months Ended October 31, 2007

V.	Consolidated Statements of Cash Flows for the Years Ended January 31, 2006 and 2007 and the Nine Months Ended October 31, 2007

VI.	Notes to Consolidated Financial Statements

The following unaudited financial statements of Network General are filed herewith as Exhibit 99.2:

I.	Consolidated Statement of Operations for the Nine Months Ended October 31, 2006

II.	Consolidated Statement of Cash Flows for the Nine Months Ended October 31, 2006

(b)	Pro forma financial information.

The following unaudited pro forma combined condensed financial statements of the Company are filed herewith as Exhibit 99.3:

I.	Introduction to Unaudited Pro Forma Combined Condensed Financial Statements

II.	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2007

III.	Unaudited Pro Forma Combined Condensed Statements of Operations for the Year Ended March 31, 2007 and the Six Months Ended September 30, 2007

IV.	Notes to Unaudited Pro Forma Combined Financial Statements

(d)	Exhibits.

The Company hereby files the following exhibits:

4.1	Indenture, dated November 1, 2007, by and among NetScout Systems, Inc., the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee (previously filed as Exhibit 4.1 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

4.2	Purchase Agreement, dated November 1, 2007, by and among NetScout Systems, Inc. and the initial purchasers of the Floating Rate Notes due 2012 (previously filed as Exhibit 4.2 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

4.3	Specimen of Floating Rate Note due 2012 (previously filed as Exhibit 4.3 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

4.4	Security Agreement, dated November 1, 2007, made by NetScout Systems, Inc. and certain of its subsidiaries in favor of Wells Fargo Bank, National Association, as Collateral Trustee (previously filed as Exhibit 4.4 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

4.5	Registration Rights Agreement, dated November 1, 2007, among NetScout Systems, Inc., certain subsidiaries of NetScout Systems, Inc. and the initial holders of the Floating Rate Notes due 2012 (previously filed as Exhibit 4.5 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

10.1	Loan Modification Agreement, dated November 1, 2007, by and between NetScout Systems, Inc. and Silicon Valley Bank (previously filed as Exhibit 10.1 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release issued on November 1, 2007 (previously filed as Exhibit 99.1 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

99.2	Audited balance sheets of Network General as of October 31, 2007 and January 31, 2007 and the related statements of operations, and cash flows for the nine months ended October 31, 2007 and the years ended January 31, 2007 and 2006, and the statements of cumulative preferred stock and stockholders’ equity (deficit) for the year ended January 31, 2007 and the nine months ended October 31, 2007 together with the report of PricewaterhouseCoopers LLP with respect thereto and unaudited statement of operations and related statement of cash flows for the nine months ended October 31, 2006.

99.3	Unaudited pro forma combined condensed balance sheet of NetScout as of September 30, 2007 and unaudited pro forma combined condensed statements of operations for the six months ended September 30, 2007 and the year ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ David P. Sommers
David P. Sommers Chief Financial Officer and Senior Vice President, General Operations

Date: January 14, 2008

EXHIBIT INDEX

Exhibit Number

4.1	Indenture, dated November 1, 2007, by and among NetScout Systems, Inc., the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee (previously filed as Exhibit 4.1 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

4.2	Purchase Agreement, dated November 1, 2007, by and among NetScout Systems, Inc. and the initial purchasers of the Floating Rate Notes due 2012 (previously filed as Exhibit 4.2 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

4.3	Specimen of Floating Rate Note due 2012 (previously filed as Exhibit 4.3 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

4.4	Security Agreement, dated November 1, 2007, made by NetScout Systems, Inc. and certain of its subsidiaries in favor of Wells Fargo Bank, National Association, as Collateral Trustee (previously filed as Exhibit 4.4 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

4.5	Registration Rights Agreement, dated November 1, 2007, among NetScout Systems, Inc., certain subsidiaries of NetScout Systems, Inc. and the initial holders of the Floating Rate Notes due 2012 (previously filed as Exhibit 4.5 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

23.1	Consent of PricewaterhouseCoopers LLP

10.1	Loan Modification Agreement, dated November 1, 2007, by and between NetScout Systems, Inc. and Silicon Valley Bank (previously filed as Exhibit 10.1 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

99.1	Press Release issued on November 1, 2007 (previously filed as Exhibit 99.1 to NetScout’s Current Report on Form 8-K, dated as of November 1, 2007, and filed with the Securities and Exchange Commission on November 7, 2007).

99.2	Audited balance sheets of Network General as of October 31, 2007 and January 31, 2007 and the related statements of operations, and cash flows for the nine months ended October 31, 2007 and the years ended January 31, 2007 and 2006, and the statements of cumulative preferred stock and stockholders’ equity (deficit) for the year ended January 31, 2007 and the nine months ended October 31, 2007 together with the report of PricewaterhouseCoopers LLP with respect thereto and unaudited statement of operations and related statement of cash flows for the nine months ended October 31, 2006.

99.3	Unaudited pro forma combined condensed balance sheet of NetScout as of September 30, 2007 and unaudited pro forma combined condensed statements of operations for the six months ended September 30, 2007 and the year ended March 31, 2007.